                                                                  Exhibit 10.2.1


                 FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
                         SENIOR SECURED CREDIT AGREEMENT

     FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this "Amendment"), dated as of March 3, 1999 (the "Amendment Date"), is among MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, as the Borrower ("Borrower"); the Guarantors; SOCIETE GENERALE, SOUTHWEST AGENCY, as Arranger and Administrative Agent (the "Administrative Agent"); and the Lenders a party hereto.

                                    RECITALS:

     A. The Borrower; the Administrative Agent; Bankers Trust Company, as Arranger and Syndication Agent; Lehman Commercial Paper Inc., as Arranger and Documentation Agent; Wells Fargo Bank, National Association, as Documentation Agent; and the Lenders are parties to that certain Second Amended and Restated Senior Secured Credit Agreement, dated as of August 3, 1998 (the "Original Credit Agreement").

     B. The parties hereto desire to amend the Original Credit Agreement and the other Credit Documents (as defined in the Original Credit Agreement) as hereinafter provided.

     NOW, THEREFORE, for and in consideration of the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. All terms used in this Amendment, but not defined herein, shall have the meaning given such terms in the Original Credit Agreement.

     2. This Amendment shall become effective as of the Amendment Date if on or prior to the close of business on March 19, 1999 (the "Termination Date") the following conditions precedent have been satisfied:

          a.   Documentation. The Documentation Agent shall have received
               -------------
     counterparts of this Amendment executed by the Borrower, the Guarantors and the Super Required Lenders.

          b.   Representations and Warranties. The representations and
               ------------------------------
     warranties contained in this Amendment, and in each Credit Document shall be true and correct in all material respects both as of the Amendment Date and the date the other conditions to this Amendment's effectiveness are satisfied except for changes which individually or in the aggregate do not constitute a Material Adverse Change.

          c.   No Default No Default or Event of Default shall exist as of
               ----------
     either the Amendment Date or the date the other conditions to this Amendment's effectiveness are satisfied.

If this Amendment does not become effective prior to the Termination Date, this Amendment shall be null and void; provided however that the Borrower shall still be obligated to reimburse Societe Generale, Southwest Agency for costs and expenses incurred in connection with this Amendment.

     3. The term "Credit Agreement" as used in the Credit Documents, shall mean the Original Credit Agreement, as amended by this Amendment.

     4.   The following definitions shall be added to the Credit Agreement:

     "Conversion Date" means the date upon which either (a) $115,000,000 or more
      ---------------
of the Convertible Indebtedness has been converted into Parent Common Stock or other ownership interest in the Parent or any of the Parent's Subsidiaries or
(b) the Parent has caused any of the Convertible Indebtedness to be so converted.

     "Senior Leverage Ratio" means the ratio on any date of (a) the Parent's
      ---------------------
Total Senior Indebtedness on such date to (b) the EBITDA of the Parent and the Parent's Subsidiaries on a Consolidated basis for the Rolling Period immediately preceding such date, as EBITDA is adjusted for acquisitions and dispositions in the definition of "Leverage Ratio."

     "Total Senior Indebtedness" of any Person means all Total Indebtedness of
      -------------------------
such Person and its Subsidiaries on a Consolidated basis except for Total Subordinate Indebtedness.

     "Total Subordinate Indebtedness" of any Person means all Total Indebtedness
      ------------------------------
of such Person and its Subsidiaries on a Consolidated basis which is junior and subordinate to the Obligations pursuant to subordination provisions which are either (a) substantially similar to or more advantageous to the Lenders than the subordination provisions contained in either the Convertible Indebtedness or the Existing Subordinate Indebtedness, or (b) satisfactory to the Administrative Agent. The Total Subordinate Indebtedness of the Parent includes the Convertible Indebtedness and the Existing Subordinate Indebtedness.

     5. From and after the Amendment Date, the definition of Maximum OPCO Loan Amount is amended by deleting the phrase "$75,000,000" and replacing it with the phrase "$100,000,000".

     6. From and after the Amendment Date to the Conversion Date, Section 7.04 of the Credit Agreement is deleted in its entirety and replaced with the following:

          "Section 7.04 Leverage Ratio. The Parent shall not on any date permit
                        --------------
     the Leverage Ratio to exceed (a) prior to January 1, 2000, 5.5 to 1.0, (b) from January 1, 2000 through

     June 30, 2000, 5.30 to 1.0, (c) from July 1, 2000 through June 30, 2001,
     5.0 to 1.0, and (d) on and after July 1, 2001, 4.5 to 1.0."

On the Conversion Date, the new Section 7.04 of the Credit Agreement set forth in this Amendment shall be deleted in its entirety and replaced with the original Section 7.04 of the Original Credit Agreement.

     7. From and after the Amendment Date, Section 7.05 of the Credit Agreement is amended by deleting the phrase "30%" and replacing it with the phrase"32%".

     8.   From and after the Amendment Date to the Conversion Date, a new
Section 7.09 is added to the Credit Agreement which reads in its entirety as follows:

          "Section 7.09 Senior Leverage Ratio. The Parent shall not on any date
                        ---------------------
     permit the Senior Leverage Ratio to exceed 4.5 to 1.0."

On the Conversion Date, the Section 7.09 of the Credit Agreement set forth in this Amendment shall be deleted in its entirety.

     9. From and after the Amendment Date, the Form of Compliance Certificate attached to the Credit Agreement as Exhibit D is deleted in its entirety and replaced with the form attached to this Amendment as Exhibit D. On the Conversion Date the Form of Compliance Certificate shall be modified to take into account the modifications to Section 7.04 and the deletion of Section 7.09 of the Credit Agreement.

     10. Each party hereto represents to the other parties hereto that such party is authorized to execute this Amendment. In addition, the Borrower and the Guarantors represent and warrant to the Banks and the Agents that (a) the representations and warranties contained in this Amendment, and in each Credit Document are true and correct in all material respects as of the Amendment Date except for changes which individually or in the aggregate do not constitute a Material Adverse Change and (b) no Default or Event of Default exists as of the Amendment Date.

     11. This Amendment may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute but one Amendment.

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

                  Executed as of the ate first set forth above.


                                        BORROWER:
                                        ---------


                                        MERISTAR HOSPITALITY OPERATING
                                        PARTNERSHIP, L.P.


                                        By:  MeriStar Hospitality Corporation,
                                             its general partner

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

                        JOINDER, CONSENT AND RATIFICATION

     The Guarantors join in and consent to the terms and provisions of the attached Amendment and agree that the Guaranty and Contribution Agreement (the "Guaranty") executed by the Guarantor dated August 3, 1998 remains in full force and effect and that the Guaranteed Obligations (as defined in the Guaranty) include the additional obligations of the Borrower under the attached Amendment.

     This Joinder, Consent and Ratification is dated as of the date of the Amendment.

                                   GUARANTORS:


                                        MERISTAR HOSPITALITY
                                        CORPORATION, a Maryland corporation


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                        MERISTAR LP, INC., a Nevada corporation


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

                                MERISTAR ACQUISITION COMPANY, L.L.C., a
                                Delaware limited liability company


                                By: MeriStar Hospitality Operating Partnership, L.P., a Delaware limited partnership, member

                                     By:  MeriStar Hospitality Corporation,
                                          its general partner

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________

                                AGH UPREIT LLC, a Delaware limited liability company


                                By:  MeriStar Hospitality Corporation, member

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                By: MeriStar Hospitality Operating Partnership, L.P., member

                                     By:  MeriStar Hospitality Corporation,
                                          general partner

                                          By:___________________________________
                                          Name:_________________________________
                                          Title:________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR
 UNSECURED CREDIT AGREEMENT]

                             MERISTAR SANIBEL INN COMPANY, L.L.C.
                             MERISTAR MARCO ISLAND COMPANY, L.L.C.
                             MERISTAR SAFETY HARBOR COMPANY, L.L.C.
                             MERISTAR SUNDIAL BEACH COMPANY, L.L.C.
                             MERISTAR SS PLANTATION COMPANY, L.L.C.
                             MERISTAR SHIRLEY'S PARCEL COMPANY, L.L.C.
                             MERISTAR SEASIDE INN COMPANY, L.L.C.
                             MERISTAR SANIBEL BEACH COMPANY, L.L.C.
                             MERISTAR PLANTATION SHOPPING CENTER COMPANY, L.L.C. MERISTAR SONG OF THE SEA COMPANY, L.L.C.
                             MERISTAR SANIBEL GOLF COMPANY, L.L.C., each of the above being a Delaware limited liability company


                             By:________________________________________________
                             Name:______________________________________________
                             Title:_____________________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

                              EQUISTAR SOMERSET COMPANY, L.L.C.
                              EQUISTAR SCHAUMBURG COMPANY, L.L.C.
                              EQUISTAR BELLEVUE COMPANY, L.L.C.
                              EQUISTAR CHARLOTTE COMPANY, L.L.C.
                              EQUISTAR CLEVELAND COMPANY, L.L.C.
                              EQUISTAR LATHAM COMPANY, L.L.C.
                              EQUISTAR VIRGINIA COMPANY, L.L.C.
                              EQUISTAR BALLSTON COMPANY, L.L.C.
                              EQUISTAR ATLANTA GP COMPANY, L.L.C.
                              EQUISTAR ATLANTA LP COMPANY, L.L.C.
                              CAPSTAR WASHINGTON COMPANY, L.L.C.
                              CAPSTAR SANTA BARBARA COMPANY, L.L.C.
                              CAPSTAR C.S. COMPANY, L.L.C.
                              CAPSTAR SAN PEDRO COMPANY, L.L.C.
                              CAPSTAR CHERRY HILL COMPANY, L.L.C.
                              CAPSTAR FRAZER COMPANY, L.L.C.
                              CAPSTAR KC COMPANY, L.L.C.
                              CAPSTAR CATHEDRAL CITY COMPANY, L.L.C.
                              CAPSTAR NATIONAL AIRPORT COMPANY, L.L.C.
                              CAPSTAR GEORGETOWN COMPANY, L.L.C.
                              CAPSTAR JEKYLL COMPANY, L.L.C.
                              CAPSTAR DETROIT AIRPORT COMPANY, L.L.C.
                              CAPSTAR TUCSON COMPANY, L.L.C.
                              CAPSTAR HARTFORD COMPANY, L.L.C.
                              CAPSTAR CROSS KEYS COMPANY, L.L.C.
                              CAPSTAR ROLAND PARK COMPANY, L.L.C.
                              CAPSTAR COLUMBIA COMPANY, L.L.C.
                              CAPSTAR OKLAHOMA CITY COMPANY, L.L.C.
                              CAPSTAR LAJV COMPANY, L.L.C.
                              CAPSTAR LEXINGTON COMPANY, L.L.C.
                              CAPSTAR MESA COMPANY, L.L.C.
                              CAPSTAR MORRISTOWN COMPANY, L.L.C.
                              CAPSTAR WINDSOR LOCKS COMPANY, L.L.C.
                              CAPSTAR FORRESTAL COMPANY, L.L.C.
                              CAPSTAR LOUISVILLE COMPANY, L.L.C. each of the above being a Delaware limited liability company

                              By: MeriStar Hospitality Operating Partnership, a Delaware limited partnership, member

                                    By:   MeriStar Hospitality Corporation,
                                          its general partner

                                          By:________________________________
                                          Name:______________________________
                                          Title:_____________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

                              CAPSTAR HOUSTON SW PARTNERS, L.P.
                              CAPSTAR MOCKINGBIRD PARTNERS, L.P.
                              CAPSTAR DALLAS PARTNERS, L.P., each of the above being a Delaware limited partnership

                              CAPSTAR MEDALLION DALLAS PARTNERS, L.P.
                              CAPSTAR MEDALLION AUSTIN PARTNERS, L.P.
                              CAPSTAR MEDALLION HOUSTON PARTNERS, L.P.
                              CAPSTAR MEDALLION MIDLAND PARTNERS, L.P., each of the above being a Delaware limited partnership

                              By: MeriStar Hospitality Operating Partnership, a Delaware limited partnership, general partner

                                   By:  MeriStar Hospitality Corporation,
                                        its general partner

                                        By:____________________________
                                        Name:__________________________
                                        Title:_________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

                 HOTEL COLUMBIA COMPANY, a Maryland general partnership

                 By: CapStar Columbia Company, a Delaware limited liability company, partner

                     By: MeriStar Hospitality Operating Partnership, a
                         Delaware limited partnership, member

                         By: MeriStar Hospitality Corporation, its general
                             partner

                             By:____________________________
                             Name:__________________________
                             Title:_________________________

                 By: CapStar Roland Park Company, L.L.C., a Delaware limited liability company, partner

                     By: MeriStar Hospitality Operating Partnership, a
                         Delaware limited partnership, member

                         By: MeriStar Hospitality Corporation, its general
                             partner

                             By:____________________________
                             Name:__________________________
                             Title:_________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR U NSECURED CREDIT AGREEMENT]

                           BCHI ACQUISITION, LLC,
                           a Delaware limited liability company

                           By: AGH UPREIT LLC, member

                               By: MeriStar Hospitality
                                   Corporation, member

                                   By:_______________________
                                   Name:_____________________
                                   Title:____________________

                               By: MeriStar Hospitality Operating Partnership,
                                   L.P., member

                                   By: MeriStar Hospitality Corporation,
                                       general partner

                                       By:___________________
                                       Name:_________________
                                       Title:________________

                           By: MeriStar Hospitality Operating Partnership,
                               L.P., member

                               By: MeriStar Hospitality Corporation, general
                                   partner

                                   By:_______________________
                                   Name:_____________________
                                   Title:____________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

                      3100 GLENDALE JOINT VENTURE,
                      an Ohio general partnership

                      By: AGH UPREIT LLC, partner

                          By: MeriStar Hospitality
                              Corporation, member

                              By:____________________________
                              Name:__________________________
                              Title:_________________________

                          By: MeriStar Hospitality Operating Partnership,
                              L.P., member

                              By: MeriStar Hospitality
                                  Corporation, general partner

                                  By:________________________
                                  Name:______________________
                                  Title:_____________________

                      By: MeriStar Hospitality Operating Partnership, L.P.,
                          partner

                          By: MeriStar Hospitality
                              Corporation, general partner

                              By:____________________________
                              Name:__________________________
                              Title:_________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

                   MT. ARLINGTON NEW JERSEY, LLC,
                   a Delaware limited partnership

                   MDV LIMITED PARTNERSHIP,
                   a Texas limited partnership

                   183 HOTEL ASSOCIATES, LTD.,
                   a Texas limited partnership

                   RICHMOND WILLIAMSBURG ASSOCIATES, LTD.,
                   a Texas limited partnership

                   LAKE BUENA VISTA PARTNERS, LTD.,
                   a Florida limited partnership

                   COCOA BEACH HOTELS, LTD.,
                   a Florida limited partnership

                   DURHAM I-85 LIMITED
                   PARTNERSHIP, a Delaware limited
                   partnership

                   By: AGH UPREIT LLC, general partner

                       By: MeriStar Hospitality Corporation, member

                           By:________________________________
                           Name:______________________________
                           Title:_____________________________

                       By: MeriStar Hospitality Operating Partnership,
                           L.P., member

                           By: MeriStar Hospitality
                               Corporation, general partner

                               By:____________________________
                               Name:__________________________
                               Title:_________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                             75 ARLINGTON HEIGHTS LIMITED PARTNERSHIP, L.P., a Delaware limited partnership

                             By: AGH Arlington Heights LLC, a Delaware limited
                                 liability company, general partner

                                 By: MeriStar Hospitality Operating Partnership,
                                     L.P., member

                                     By: MeriStar Hospitality
                                         Corporation, general partner

                                         By:_____________________________
                                         Name:___________________________
                                         Title:__________________________

                             AGH 75 ARLINGTON HEIGHTS LLC, a Delaware limited liability company

                             By: MeriStar Hospitality Operating Partnership, a
                                 Delaware limited partnership, member

                                 By: MeriStar Hospitality Corporation, its
                                     general partner

                                     By:___________________________
                                     Name:_________________________
                                     Title:________________________


                             AGH PSS I, Inc., a Delaware corporation

                             By:___________________________________
                             Name:_________________________________
                             Title:________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

                            SOCIETE GENERALE, SOUTHWEST
                            AGENCY, individually and as Arranger
                            and Administrative Agent

                            By:__________________________________
                            Name:________________________________
                            Title:_______________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

                                        BANKERS TRUST COMPANY, individually and
                                        as Arranger and Syndication Agent


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        individually and as Documentation Agent


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

                                        BANKBOSTON, N.A.


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

                                        THE BANK OF NOVA SCOTIA, acting
                                        through its San Francisco Agency


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

                                        NATIONSBANK, N.A.


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                         LEHMAN COMMERCIAL PAPER INC.,
                                         individually and as Arranger and
                                         Documentation Agent

                                         By:__________________________
                                         Name:________________________
                                         Title:_______________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]


                                         BANK ONE TEXAS N.A.

                                         By:________________________
                                         Name:______________________
                                         Title:_____________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

                            GENERAL ELECTRIC CAPITAL
                            CORPORATION

                            By:___________________________
                            Name:_________________________
                            Title:________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]


                                                CIBC INC.


                                                By:___________________________
                                                Name:_________________________
                                                Title:________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]




                                               DRESDNER BANK AG NEW YORK BRANCH
                                               And Grand Cayman Branch

                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]


                                                     AMSOUTH BANK SONAT TOWER


                                                     By:________________________
                                                     Name:______________________
                                                     Title:_____________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

                                        CITICORP REAL ESTATE, INC.


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

                                        SOUTHTRUST BANK, N.A.


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

                                        KZH-HOLDING CORPORATION III


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

                                        FIRST AMERICAN BANK TEXAS, S.S.B.


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

                                        LEHMAN SENIOR FUNDING INC.


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]

                                        GOLDMAN SACHS MORTGAGE COMPANY, L.P.


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                        FIRST UNION NATIONAL BANK

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                      OCTAGON LOAN TRUST


                                      By:  Octagon Credit Investors, as Manager




                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                      ERSTE BANK, DER OESTERREICHISCHEN
                                      SPARKASSEN AG




                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                      FIRST COMMERCIAL BANK,
                                      NEW YORK AGENCY



                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                      KZH-ING-2 CORPORATION




                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                      THE TRAVELERS INSURANCE COMPANY




                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                      AG CAPITAL FUNDING PARTNERS, L.P.


                                      By:  Angelo, Gordon & Co., L.P., as
                                           Investment Advisor



                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                      ML CLO XIX STERLING (CAYMAN) LTD.


                                      By:  Sterling Asset Manager, L.L.C.,
                                           As its Investment Advisor




                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]


                                      MORGAN STANLEY DEAN WITTER
                                      PRIME INCOME TRUST




                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                      MOUNTAIN CLO TRUST




                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                      CERES FINANCE LTD.




                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                      MERRILL LYNCH PRIME RATE PORTFOLIO




                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                      MERRILL LYNCH SENIOR FLOATING RATE
                                      FUND, INC.




                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                      KZH-CNC CORPORATION




                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                      KZH-CRESCENT CORPORATION




                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                      MORGAN STANLEY SENIOR FUNDING, INC.




                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



BANK LEUMI USA




                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                      KZH-CYPRESSTREE-1 CORPORATION




                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                      KZH RIVERSIDE LLC




                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                      CYPRESSTREE INVESTMENT
                                      PARTNERS II, LTD.

                                      By:  CypressTree Investment Management
                                           Company, Inc., as Portfolio Manager




                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                      OASIS COLLATERALIZED HIGH INCOME
                                      PORTFOLIOS-I, LTD.




                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                      ALLSTATE INSURANCE COMPANY




                                      By:_______________________________________
                                      Name:_____________________________________




                                      By:_______________________________________
                                      Name:_____________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                      ALLSTATE LIFE INSURANCE COMPANY




                                      By:_______________________________________
                                      Name:_____________________________________




                                      By:_______________________________________
                                      Name:_____________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                      AMARA-1 FINANCE LTD.




                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                      AMARA-2 FINANCE LTD.




                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]



                                      CYPRESSTREE INVESTMENT FUND, LLC

                                      By:  CypressTree Investment Management
                                           Company, Inc., its Managing Member




                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

[SIGNATURE PAGE OF FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR UNSECURED CREDIT AGREEMENT]


                                  CYPRESSTREE INVESTMENT
                                  MANAGEMENT COMPANY, INC.

                                  As:   Attorney-in-Fact and on behalf of
                                        First Allmerica Financial Life Insurance
                                        Company, as Portfolio Manager




                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                    EXHIBIT D

                                     FORM OF
                             COMPLIANCE CERTIFICATE
                             ----------------------

     This Compliance Certificate is executed this 29th day of July, 1998, and is prepared pursuant to that certain Second Amended and Restated Senior Credit Agreement (the "Agreement") between MERISTAR HOSPITALITY OPERATING PARTNERSHIP,
                ---------
L.P., a Delaware limited partnership (the "Borrower"), SOCIETE GENERALE,
                                           --------
SOUTHWEST AGENCY, as Arranger and Administrative Agent, BANKERS TRUST COMPANY as Arranger and Syndication Agent, LEHMAN COMMERCIAL PAPER INC. as Arranger and Documentation Agent, WELLS FARGO BANK, NATIONAL ASSOCIATION as Documentation Agent and the Lenders parties to the Agreement. Capitalized terms used herein but not otherwise defined herein shall have the meanings specified by the Agreement.

1.   Representations, Covenants, Defaults: Borrower hereby certifies to the
     ------------------------------------
     Administrative Agent and the Lenders, effective as of the date of execution of this Compliance Certificate, as follows:

     1.1  Covenants.  All covenants of Borrower set forth in Sections V and VI
          ---------
          of the Agreement required to be performed as of the date hereof have been performed and maintained in all material respects, and such covenants continue to be performed and maintained as of the execution date of this certificate, except as follows:

                                      NONE

     1.2  Representations and Warranties.  All representations and warranties of
          ------------------------------
          Borrower set forth in Section IV of the Agreement are true and correct in all material respects as of the execution date of this certificate, except as follows:

                                      NONE

     1.3  Event of Default.  There exists no Event of Default except as follows:
          ----------------

                                      NONE

2.   Operating Covenants.  Borrower hereby certifies to the Administrative Agent
     -------------------
     and the Lenders, effective as of the calendar quarter ending June 30, 1998 and as of August 3, 1998, that the amounts and calculations made hereunder pursuant to Section VII of the Agreement are true and correct.

     2.1  Interest Coverage Ratio (Section 7.01 of the Agreement).
          -----------------------

          The Interest Coverage Ratio for the Parent, as of the Rolling Period ending on June 30, 1998, is as set forth in (c) below, based on the ratio of:

          (a)  Parent's EBITDA (on a Consolidated basis):       $__________

          (b)  Parent's Interest Expense:                       $__________

          (c)  Ratio of (a) to (b) above:                       ___________

     Required by the Agreement:

     For any Rolling Period commencing with the Rolling Period ending on June 30, 1998 through March 31, 1999, a ratio of not less than 2.20 to 1.0.

     For any Rolling Period thereafter, a ratio of not less than 2.5 to 1.0.

     2.2  Fixed Charge Coverage Ratio (Section 7.02 of the Agreement).
          ---------------------------

          The Fixed Charge Coverage Ratio for the Parent, as of the Rolling Period ending on June 30, 1998, is as set forth in (c) below, based on the ratio of:

          (a)  Parent's Adjusted EBITDA
               (on a Consolidated basis):                       $__________

          (b)  Parent's Fixed Charges:                          $__________

          (c)  Ratio of (a) to (b) above:                       ___________

     Required by the Agreement:

     For each Rolling Period commencing with the Rolling Period ending on June 30, 1998 through March 31, 1999, a ratio of not less than 1.85 to 1.0.

     For any Rolling Period thereafter, a ratio of not less than 2.0 to 1.0.

     2.3  Maintenance of Net Worth (Section 7.03 of the Agreement).
          ------------------------

          The Adjusted Net Worth for the Parent, as of the Rolling Period ending on June 30, 1998, is as set forth in (d) below, based on the sum of:

          (a)  Parent's Net Worth (determined in accordance
               with GAAP):                                      $__________

          (b)  Minority interest of Parent (determined in
               accordance with GAAP):                           $__________

          (c)  OP Adjustment:                                   $__________

     (d)  Sum of (a), (b) and (c) above:                        $__________

     The Minimum Tangible Net Worth for the Parent, as of the Rolling Period ending June 30, 1998 is as set forth in (d) below, based upon the sum of:

     (a)  $__________

     (b)  75% of the aggregate net proceeds received by the
          Parent or any of its Subsidiaries after the date
          of the Agreement in connection with any offering
          of Stock or Stock Equivalents of the Parent or its
          Subsidiaries taken as a whole:                        $__________

     (c)  75% of the value of any partnership interests in
          Borrower issued after the date of the Agreement
          for the acquisition of a Hotel Property or any
          interest in a Hotel Property permitted under the
          Agreement:                                            $__________

     (d)  The sum of (a), (b), and (c) above:                   $__________

     Required by the Agreement:

     The Parent shall at all times maintain an Adjusted Net Worth of not less than the Minimum Tangible Net Worth.

     2.4  Leverage Ratio (Section 7.04 of the Agreement).
          --------------

          The Leverage Ratio for the Parent, as of the Rolling Period ending on June 30,1998, is set forth in (c) below, based on the ratio of:

          (a)  Parent's Total Indebtedness:                     $__________

          (b)  Pro forma EBITDA of Parent and the Parent's
               Subsidiaries (on a Consolidated basis):          $__________

          (c)  Ratio of (a) to (b) above:                       ___________

     Required by the Agreement:

     The Parent shall not prior to January 1, 2000 permit the Leverage Ratio to exceed 5.5 to 1.0.

     The Parent shall not on or after January 1, 2000 through June 30, 2000 permit the Leverage Ratio to exceed 5.3 to 1.0.

     The Parent shall not on or after July 1, 2000 through June 30, 2001 permit the Leverage Ratio to exceed 5.0 to 1.0.

     The Parent shall not for any date on or after July 1, 2001 permit the Leverage Ratio to exceed 4.5 to 1.0.

     2.5  Limitations on Secured Indebtedness (Section 7.05 of the Agreement).

     Required by the Agreement:

     The Parent shall not on any date permit the sum of the Secured Non-Recourse Indebtedness and Secured Recourse Indebtedness of the Parent and its Subsidiaries on a Consolidated basis (excluding the Obligations), to be secured by Liens on Hotel Properties or other Investments which for the Rolling Period immediately preceding such date (a) for any date prior to July 1, 1999, produced 40% or more of the EBITDA of the Parent and its Subsidiaries on a Consolidated basis and (b) for any date on or after July 1, 1999, produced 32% or more of the EBITDA of the Parent and its Subsidiaries on a Consolidated basis.

     The Parent shall not on any date permit the Secured Indebtedness Ratio to exceed (a) prior to July 1, 1999, 2.75 to 1.0, and (b) on and after July 1, 1999, 2.5 to 1.0.

          (a)  Secured Non-Recourse Indebtedness of the
               Parent and its Subsidiaries (on a
               Consolidated basis)                              $__________

          (b)  Secured Recourse Indebtedness of the Parent
               and its Subsidiaries (on a Consolidated Basis
               excluding Obligations):                          $__________

          (c)  Sum of (a) and (b):                              $__________

          (d)  EBITDA of the Parent and its Subsidiaries:       $__________

          (e)  Ratio of (c) above to (d) above:                 ___________

          (f)  EBITDA of the Parent and its Subsidiaries (on a
               Consolidated basis):                             $__________

          (g)  40% of (d) above:                                $__________

          (h)  32% of (d) above:                                $__________

          (i)  EBITDA of the Hotel Properties or other
               Investments secured by Liens:                    $__________

     2.6  Limitations on Secured Recourse Indebtedness of Parent
          ------------------------------------------------------
          (Section 7.06 of the Agreement).

     Required by the Agreement:

     The Parent shall not on any date permit the Secured Recourse Indebtedness (excluding the Obligations) of the Parent and its Subsidiaries (on a Consolidated basis) to be secured by Liens on Hotel Properties or other Investments which for the Rolling Period immediately preceding such date produced 20% or more of the EBITDA of the Parent and its Subsidiaries (on a Consolidated basis).

          (a) Total Indebtedness (excluding any Secured Non-Recourse Indebtedness) of Parent and its Subsidiaries for which the obligations thereunder are secured by Lien on Hotel Properties or other Investments of Parent or its
               Subsidiaries:                                    $__________

          (b)  EBITDA of the Hotel Properties or other Investments
               secured by Liens:                                $__________

          (c)  EBITDA of the Parent and its Subsidiaries:       $__________

          (d)  20% of (c) above:                                $__________

     2.7  Unsecured Interest Coverage Ratio
          ---------------------------------
          (Section 7.07 of the Agreement).

     Required by the Agreement:

     The Parent shall maintain at the end of each Rolling Period for the Rolling Periods ending on the dates indicated below a ratio of (a) the Parent's Unencumbered EBITDA to (b) Parent's Unsecured Interest Expense of not less than the amount set forth below next to such dates:

     Ending Date of Rolling Period             Unsecured Interest Coverage Ratio
     -----------------------------             ---------------------------------

     September 30, 1998 through June 30, 1999           1.50 to 1.0
     September 30, 1999 through June 30, 2000           1.75 to 1.0
     September 30, 2000 through June 30, 2001           2.00 to 1.0
     September 30, 2001 through June 30, 2002           2.25 to 1.0
     For any Rolling Period thereafter                  2.50 to 1.0

     The Unsecured Interest Coverage Ratio as of June 30, 1998 is set forth in
     (c) below:

          (a)  Parent's Unencumbered EBITDA:                    $__________

          (b)  Parent's Unsecured Interest Expense:             $__________

          (c)  Ratio of (a) to (b):                             ___________

     2.8  Senior Leverage Ratio (Section 7.09 of the Agreement).
          ---------------------

          The Senior Leverage Ratio for the Parent, as of the Rolling Period ending June 30,1998, is set forth in (c) below, based on the ratio of:

          (a)  Parent's Total Indebtedness:                     $__________

          (b)  Parent's Total Subordinate Indebtedness:         $__________

          (c)  Parent's Total Senior Indebtedness:
                       [(a) minus (b)]                          $__________

          (d)  Pro forma EBITDA of Parent and the Parent's
               Subsidiaries (on a Consolidated basis):          $__________

          (e)  Ratio of (c) to (d) above:                       ___________

     Required by the Agreement:

     The Parent shall not permit the Senior Leverage Ratio to exceed 4.5 to 1.0.

3.   Other Covenants.  Borrower hereby certifies to the Administrative Agent and
     ---------------
     the Lenders, effective as of the Rolling Period ending June 30, 1998, that the following amounts and calculations made pursuant to the Agreement are true and correct:

     3.1  Status; Applicable Margin (Section 1 of the Agreement)
          -------------------------

          Pursuant to Section 1 of the Agreement, the Status applicable to the loan facility is IX, based upon a Leverage Ratio of 4.49 (as calculated above). Based on the foregoing, the Applicable Margin for each subsequent Advance is as follows:

          Swingline Advances:            0.20%
          Base Rate Advances:            0.20%
          LIBOR Rate Advances:           1.65%
          Unused Commitment Fee:         0.25%

     3.2  Restricted Payments (Section 6.04 of the Agreement)
          -------------------

     Required by the Agreement:

     The Parent, Borrower, and their respective Subsidiaries, may not make any Restricted Payment, except as provided in Section 6.04 of the Agreement which includes without limitation a requirement that cash dividends of the Parent in any Rolling Period shall not exceed the greater of (i) the lesser of (A) for the immediately preceding Rolling Period, ninety percent (90%), of the Funds From Operations of the Parent during such Rolling Period or
     (B) one hundred percent (100%) of Free Cash Flow of the Parent during such Rolling Period and (ii) the amount required for the Parent to maintain its status as a REIT.

          (a)  Net Income for the Parent for the Rolling
               Period:                                          $__________

          (b)  Funds From Operations for the Parent for the
               Rolling Period:                                  $__________

          (c)  90% of Funds From Operations for the Parent
               for the Rolling Period:                          $__________

          (d)  Free Cash Flow for the Parent for the Rolling
               Period:                                          $__________

          (e)  Lesser of (c) or (d) above (provide
               explanation):                                    $__________

          (f)  Amount of Restricted Payments needed to maintain
               REIT status, if greater than (e) above (provide
               explanation):                                    $__________

     3.3  Investments, Loans, Future Properties (Section 6.07 of the Agreement)
          -------------------------------------

     Required by the Agreement:

     Neither the Parent nor the Borrower shall, or shall permit any of their respective Subsidiaries to, acquire by purchase or otherwise all or substantially all the business, property or fixed assets of any Person or any Hotel Property, make or permit to exist any loans, advances or capital contributions to, or make any Investments in (including without limitation, loans and advances to, and other Investments in, Subsidiaries or Unconsolidated Entities), or purchase or commit to purchase any evidences of indebtedness of, stock or other securities, partnership interests, member interests or other interests in any Person, except the following (provided that after giving effect thereto there shall exist no Default):

          (a) the purchase of Liquid Investments with any Person which qualifies as an Eligible Assignee;

          (b) trade and customer accounts receivable (including in connection with the sale of used FF&E) which are for goods furnished or services rendered in the ordinary course of business and are payable in accordance with customary trade terms, and receivables purchased in connection with the acquisition of a Hotel Property;

          (c) a Future Property or a Subsidiary or Unconsolidated Entity which owns a Future Property for which the Borrower has provided the Administrative Agent the Property Information for such Future Property at least 10 days prior to the date of acquisition of such Future Property which Property Information does not reflect any material Environmental or structural problems with such Future Property, or if such Property Information does reflect a material Environmental or structural problem, then the Borrower and the Administrative Agent shall have agreed upon the Required Work to correct or remediate such problem;

          Attach schedule for any transaction or Investment not in compliance
          -------------------------------------------------------------------
          with a, b or c above.
          ---------------------

          (d) Investments in unimproved land that either (i) is under development for operation of a Hotel Property or with respect to which such Hotel Property development is planned to commence within twelve months of the acquisition of such land or (ii) does not qualify under the preceding clause (i) and does not in the aggregate then have an Investment Amount which exceeds $100,000,000.

               Aggregate Investment Amount for Investment in
               unimproved land which is not under
               development or will not be under development
               within twelve months of its acquisition :        $__________

          (e) Stock or Stock Equivalents (i) received in settlement of liabilities created in the ordinary course of business, and (ii) additional Stock or Stock Equivalents of publicly-traded Unconsolidated Entities engaged in the
               Hospitality/Leisure-Related Business which in the aggregate do not then have an Investment Amount which exceeds $100,000,000.

               Aggregate Investment Amount for Stock or
               Stock Equivalents of publicly-traded
               Unconsolidated Entities engaged in the
               Hospitality/Leisure-Rated Business:              $__________

          (f) Stock, Stock Equivalents, and other Investments in Unconsolidated Entities engaged in the Hospitality/Leisure-Related Business which are not publicly-traded Persons, and Permitted Non-Voting Stock Investments for Permitted Non-Voting Stock Companies engaged in the Hospitality/Leisure-Related Business, provided that (i) the aggregate of all such Stock, Stock Equivalents, Investments and Permitted Non-Voting Stock Investments shall not exceed $250,000,000 in the aggregate without the approval of the Required Lenders and (ii) the aggregate of all such Permitted Non-Voting Stock Investments shall not exceed $125,000,000 in the aggregate without the approval of the Required Lenders.

               Aggregate Investment Amount for Stock, Stock
               Equivalents, and other Investments in
               Unconsolidated Entities engaged in the
               Hospitality/Leisure-Related Business which
               are not publicly-traded Persons, and
               Permitted Non-Voting Stock Investments for
               Permitted Non-Voting Stock Companies engaged
               in the Hospitality/Leisure-Related Business:     $__________

               Aggregate of all such Permitted Non-Voting
               Stock Investments:                               $__________

          (g) Indebtedness of a Person to the Borrower or to a Subsidiary of the Borrower that is secured by a Lien on one or more Hotel Properties owned by such Person, which Hotel Properties (i) were previously owned by the Borrower or a Subsidiary of the Borrower or (ii) the Borrower reasonably expects to acquire (through trustee's sale, foreclosure, deed in lieu of foreclosure or otherwise), provided, however, that the aggregate amount of all
                           --------  -------
               Investments permitted under this clause (g) shall not at any time exceed $200,000,000, excluding for purposes of such calculation the current Indebtedness owed the Borrower from its Subsidiaries which respectively own the Atlanta, Georgia Westin and the Cathedral City, California DoubleTree Hotel.

               Aggregate amount of all Investments permitted
               under clause (g):                                $__________

          (h) Investments in Hotel Properties which on the date tested are deemed Development Properties which do not have construction or development budgets which in the aggregate then exceed $200,000,000.

               Aggregate amount of all construction or
               development budgets for Investments in Hotel
               Properties deemed Development Properties:        $__________

          (i) A loan to OPCO which has an aggregate principal amount which does not exceed the Maximum OPCO Loan Amount and provides for an interest rate during any Fiscal Quarter equal to or greater than the anticipated average interest rate for outstanding Advances in such Fiscal Quarter based upon the Leverage Ratio in effect at the commencement of such Fiscal Quarter.

               Aggregate principal amount of any loan(s) to
               OPCO for the purchase of FF&E to maintain
               REIT status:                                     $__________

               Interest rate for any such loan(s) to OPCO:      ___________%

          Required by the Agreement:

          Cannot exceed the lesser of (A) the amount required to maintain REIT status and (B) $ 5,000,000.

               Aggregate principal amount of any non-FF&E
               loan(s) to OPCO:                                 $__________

               Interest rate for any such loan(s) to OPCO:      ___________%

               EBITDA of the OPCO and its Subsidiaries:         $__________

               5.5 times OPCO EBITDA:                           $__________

               OPCO and OPCO's Subsidiaries
               Indebtedness on a Consolidated basis:            $__________
               (excluding Indebtedness to REIT)

               Required by the Agreement:

          Cannot exceed the lesser of (A) the difference of (1) OPCO's Consolidated EBITDA times 5.5 minus (2) OPCO's Consolidated Indebtedness (excluding Indebtedness to REIT) and (B) $100,000,000.

          (j)  Permitted Timeshare Receivables.

          Attach schedule showing detail of the Parent or any Subsidiary
          --------------------------------------------------------------
          providing financing for any purchaser of a timeshare interval which
          -------------------------------------------------------------------
          exceeds 90% of the sales price for such timeshare interval, if any.
          -------------------------------------------------------------------

          None

          (k) Any Indebtedness of a Guarantor to the Borrower, or vice-versa, provided such Indebtedness is subordinate to the Obligations.

          (l) Other assets owned in the ordinary course of owning the Parent's and the Parent's Subsidiaries' Hotel Properties and Hospitality/Leisure-Related Business.

          Attach schedule for any transaction or Investment not in compliance
          -------------------------------------------------------------------
          with a, b or c above.
          ---------------------

          None.

          Required by the Agreement:

          Neither the Borrower, nor the Parent, nor their respective Subsidiaries shall make an Investment which would individually, and not on a portfolio basis, be in excess of $75,000,000 without the written consent of the Administrative Agent or in excess of $100,000,000 without the written consent of the Required Lenders, cause a Default, or cause or result in the Borrower or the Parent failing to comply with any of the financial covenants contained herein.

          Attach schedule with detail for any Investment which individually is
          --------------------------------------------------------------------
          in excess of $75,000,000.
          -------------------------

          None.

     3.4  Parent Property Requirements (Section 1 and Section 6.07 of the
          ----------------------------
          Agreement)

          Required by the Agreement:

          Neither the Borrower, nor the Parent, nor their respective Subsidiaries shall make an Investment which would (a) cause the Parent Properties in the aggregate to violate in any way the Parent Property Requirements without the Administrative Agent's written consent.

          Required by the Agreement:

          The Investment Amount for the Parent Properties which are located in an Approved Other Country shall not exceed 15% of the Investment Amount for all Parent Properties.

          (a)  Investment Amount for all Parent Properties:     $__________

          (b)  15% of (a) above:                                $__________

          (c)  Investment Amount for Parent Properties which
               are located in an Approved Other Country:        $__________

          The Investment Amount for the Parent Properties which are limited service or extended stay hotels or executive conference centers shall not collectively in the aggregate exceed 20% of the Investment Amount for all Parent Properties.

          (d)  Investment Amount for Parent Properties which
               are limited service or extended stay hotels:     $__________

          (e)  20% of (a) above:                                $__________

          The Investment Amount for the Parent Properties which are not operated under any franchise or license agreement with an Approved Franchisor shall not exceed 15% of the Investment Amount for all Parent Properties.

          (f)  Investment Amount for Parent Properties which
               are not operated under any franchise or
               license agreement with an Approved
               Franchisor:                                      $__________

          (g)  15% of (a) above:                                $__________

          The Investment Amount for Parent Properties and the total number of guest rooms for all Parent Properties which are subject to a ground lease shall not exceed 20% of the Investment Amount or 20% of the total guest rooms for all Parent Properties.

          (h)  Investment Amount for Parent Properties which
               are subject to a ground lease:                   $__________

          (i)  20% of (a) above:                                $__________

          (j)  Total number of guest rooms for all Parent
               Properties:                                      ___________

          (k)  20% of (j) above:                                ___________

          (l)  Total number of guest rooms for Properties
               subject to ground lease:                         ___________

          The Borrower's Subsidiaries shall not own or lease more than 11 Hotel Properties that are subject to a timeshare program.

          (a)  Number of Hotel Properties owned or leased by
               a Subsidiary of Borrower:                        ___________

          No Hotel Property shall be subjected to a timeshare program unless the Borrower intends to convert at least 25% of the hotel rooms in such Hotel Property into timeshare units within the three years following the initial subjecting of such Hotel Property to a timeshare program.

          (a)  Number of hotel rooms in each Hotel Property
               to be subjected to a timeshare program which
               shall be converted into timeshare units
               within three years:                              ___________

          The aggregate hotel rooms owned by the Borrower's Subsidiaries that have been included in a timeshare program shall not (i) in any one year commencing with July 1, 1998 and thereafter commencing on each July 1 and ending with the following June 30 increase by an amount equal to the lesser of (A) three and one-third percent (3.33%) of the total hotel rooms of the Parent and its Subsidiaries at the time of any proposed addition to the number of rooms included in a timeshare program and (B) 1,000 hotel rooms and (ii) in the aggregate exceed the lesser of (A) ten percent (10%) of the total hotel rooms of the Parent and its Subsidiaries at the time of any proposed addition to the number of rooms included in a timeshare program.

          (a)  Percentage of increase in the number of hotel
               rooms owned by the Borrower's Subsidiaries
               that have been included in a timeshare
               program commencing with July 1, 1998 and
               ending with the following June 30:               ___________

          (b)  Aggregate number of hotel rooms owned by the
               Borrower's Subsidiaries that have been
               included in a timeshare program expressed as
               a percentage of the total hotel rooms of the
               Parent and its Subsidiaries:                     ___________%

     3.5  Limitations on Secured Recourse Indebtedness and Secured Non-Recourse
          ---------------------------------------------------------------------
          Indebtedness of Permitted Other Subsidiaries (Section 6.02 of the
          --------------------------------------------
          Agreement)

          Required by the Agreement:

          Secured Recourse Indebtedness secured by a Hotel Property shall not exceed 65% of the Market Value of such Hotel Property and all such Secured Recourse Indebtedness secured by Hotel Properties shall not exceed 65% of the aggregate Market Value of such Hotel Properties.

          (a)  If the Hotel Property has been owned for four (4) or more Fiscal
               Quarters:

               (i)  Adjusted EBITDA for such Hotel

                      Property for the immediately preceding
                      Rolling Period:                           $__________

               (ii)   Line (i) above times ten (10):            $__________

          (b)  For any other Hotel Property:

               (i)    The aggregate purchase price:             $__________

               (ii)   The actual cost of any Capital
                      Expenditures:                             $__________

               (iii)  The sum of Lines (i) and (ii) above:      $__________

          (c)  Amount in Line (a)(ii) or (b)(iii) as
               applicable:                                      $__________

          (d)  65% of Line (c) above:                           $__________

               Parent's Secured Recourse Indebtedness
               (on a Consolidated basis):                       $__________

          Required by the Agreement:

          Secured Non-Recourse Indebtedness secured by a Hotel Property located in the United States shall not exceed 70% of the Market Value of such Hotel Property (or with respect to Secured Non-Recourse Indebtedness which is secured by more than one Hotel Property, such Secured Non-Recourse Indebtedness does not exceed 65% of the aggregate Market Value of all Hotel Properties which secure such Secured Recourse Indebtedness which do not also secure other Indebtedness) and all such Secured Non-Recourse Indebtedness secured by Hotel Properties located in the United States shall not exceed 70% of the aggregate Market Value of such Hotel Properties.

          (a)  If the Hotel Property has been owned for four (4) or more Fiscal
               Quarters:

               (i)    Adjusted EBITDA for such Hotel
                      Property for the immediately preceding
                      Rolling Period:                           $__________

               (ii)   Line (i) above times ten (10):            $__________

          (b)  For any other Hotel Property:

               (i)    The aggregate purchase price:             $__________

               (ii)   The actual cost of any Capital
                      Expenditures:                             $__________

               (iii)  The sum of Lines (i) and (ii) above:      $__________

          (c)  Amount in Line (a)(ii) or (b)(iii) as
               applicable:                                      $__________

          (d)  70% of Line (c) above:                           $__________

               Parent's Secured Non-Recourse Indebtedness
               (on a Consolidated basis):                       $__________

          Required by the Agreement:

          Secured Non-Recourse Indebtedness secured by a Hotel Property located outside the United States shall not exceed 65% of the Market Value of such Hotel Property and all Secured Non-Recourse Indebtedness in the aggregate secured by Hotel Properties located outside the United States shall not exceed the lesser of (A) 65% of the aggregate Market Value of such Hotel Properties or (B) $100,000,000.

          (a)  If the Hotel Property has been owned for four (4) or more Fiscal
               Quarters:

               (i)    Adjusted EBITDA for such Hotel
                      Property for the immediately preceding
                      Rolling Period:                           $__________

               (ii)   Line (i) above times ten (10):            $__________

          (b)  For any other Hotel Property:

               (i)    The aggregate purchase price:             $__________

               (ii)   The actual cost of any Capital
                      Expenditures:                             $__________

               (iii)  The sum of Lines (i) and (ii) above:      $__________

          (c)  Amount in Line (a)(ii) or (b)(iii) as
               applicable:                                      $__________

          (d)  65% of Line (c) above:                           $__________

EXECUTED as of the date first referenced above.

                             BORROWER:
                             ---------

                             MERISTAR HOSPITALITY
                             OPERATING PARTNERSHIP, L.P.

                             By: MeriStar Hospitality Corporation, its general partner

                                   By:__________________________________________
                                   Name: John Emery
                                   Title: Chief Financial Officer